Exhibit 99.3


                              STOCKHOLDER AGREEMENT

                  STOCKHOLDER AGREEMENT, dated as of September 17, 1999 (this "Agreement") by and between Telephone and Data Systems, Inc., a Delaware corporation and stockholder (the "Stockholder") of Aerial Communications, Inc., a Delaware corporation (the "Company"), and VoiceStream Wireless Corporation, a Washington corporation, and VoiceStream Wireless Holding Corporation, a Delaware corporation (collectively, "Parent").

                                    RECITALS

                  WHEREAS, the Company, Parent, VoiceStream Subsidiary III Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), and Stockholder are entering into an Agreement and Plan of Reorganization, dated as of September 17, 1999 (the "Reorganization Agreement"), providing for, among other things, the merger of Sub with and into the Company and the conversion of shares of Company Common Stock into shares of Parent Common Stock;

                  WHEREAS, the Stockholder owns beneficially and of record 40,000,000 Company Series A Common Shares and 19,086,000 Company Common Shares (such shares of Company Common Stock, together with any other shares of capital stock of the Company of which such Stockholder acquires beneficial ownership after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares");

                  WHEREAS, as a condition to its willingness to enter into the Reorganization Agreement, Parent has required that the Stockholder agree, and in order to induce Parent to enter into the Reorganization Agreement, the Stockholder has agreed, to enter into this Agreement; and

                  WHEREAS, a condition of its willingness to enter into this Agreement, Stockholder has required that Parent agree, and in order to induce Stockholder to enter this Agreement, Parent has agreed, to enter into the Registration Rights Agreement attached hereto as Exhibit A.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  1. Capitalized Terms. Capitalized terms used in this Agreement that are not defined herein shall have such meanings as set forth in the Reorganization Agreement.


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                  2.  Covenants of  Stockholder.  Until the  termination of this
Agreement in accordance with Section 6, Stockholder agrees as follows:

                           (a) At any stockholders meeting (or at any adjournment thereof) or in any other circumstances upon which a vote, consent or other approval with respect to the Reorganization or the Reorganization Agreement is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares in favor of the Reorganization, the approval and adoption of the Reorganization Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Reorganization Agreement.

                           (b) At any meeting of stockholders of the Company (or
         at any adjournment thereof) or in any other circumstances upon which a vote, consent or other approval is sought, other than with respect to the Reorganization or Reorganization Agreement, the Stockholder shall vote (or cause to be voted) the Subject Shares against any merger agreement or merger, consolidation, sale of all or substantially all of the assets of the Company, or reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any Subsidiary of the Company or any other Acquisition Proposal. The Stockholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

                           (c) The Stockholder agrees not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any contract, option or other arrangement (including any profit-sharing arrangement) with respect to any Transfer of the Subject Shares to any person (other than Parent) or
         (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise (collectively, "Voting Agreement"), in relation to the Subject Shares, and agrees not to commit or agree to take any of the foregoing actions.

                           (d)  The   Stockholder   shall  not,  nor  shall  the
         Stockholder authorize any affiliate, director, officer, employee, investment banker, attorney or other advisor or representative of the Stockholder to, (i) directly or indirectly solicit, initiate or encourage the submission of, any Acquisition Proposal or, (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal or (iii) directly or indirectly take or participate in any actions set forth in Section 5.3 of the Reorganization Agreement.

                           (e) The Stockholder shall not convert any Company Series A Common Shares into Company Common Shares.

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                           (f) The Stockholder shall use all reasonable  efforts
         to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Parent in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Reorganization and the other transactions contemplated by the Reorganization Agreement.

                           (g) Stockholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Reorganization that Stockholder may have.

                           (h) At or prior to the Effective Time, Stockholder shall take the following actions contemplated by the Reorganization
         Agreement:

                                    (i)  execute  and  deliver  the   Transition
         Services Agreement;

                                    (ii)  execute  and  deliver  the   agreement
         attached as Annex E to the Reorganization Agreement;

                                    (iii)  agree  to  the   termination  of  the
         Intercompany Service Agreements;

                                    (iv)  execute  and  deliver  the   agreement
         attached as Annex F to the Reorganization Agreement;

                                    (v) agree to the action set forth in Section
         6.21 of the Reorganization Agreement relating to the Series A Notes and Series B Notes, subject to the release and discharge in full of the Series A Guaranty and the Series B Guaranty;

                                    (vi)  agree  to  the  action  set  forth  in
         Section 6.22 of the Reorganization Agreement, subject to the release and discharge in full of the Nokia Guaranty;

                                    (vii)  settle all  Intercompany  Accounts in
         cash on or prior to the Effective Time; and

                                    (viii)  execute  and  deliver  the  Investor
         Agreement attached as Annex H to the Reorganization Agreement; and

                                    (ix)  agree  to the  termination  of the Tax
         Allocation Agreement on or prior to the Effective Time.

              (i)  In the event the Company is required to pay the Termination

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         Fee to Parent pursuant to Section 6.9 of the Reorganization  Agreement,
         Series A Stockholder agrees to increase the amount available for borrowing under the Revolving Credit Agreement to the extent the Company has insufficient funds to make such payment.

                  Notwithstanding anything to the contrary herein, nothing herein shall limit or restrict the exercise of the fiduciary obligations of the Company's Board of Directors or the actions which the Company is permitted to take under the terms of the Reorganization Agreement, provided, however, Stockholder shall continue to be bound by the terms of this Agreement.

                  3. Covenant of Parent.  On or prior to the Effective  Time (as defined in the Reorganization Agreement), Parent shall enter into the Registration Rights Agreement with Stockholder in the form attached hereto as Exhibit A.

                  4.   Representations   and  Warranties  of  Stockholder.   The
Stockholder represents and warrants (which representations shall continue for the term of this Agreement) to Parent as follows:

                           (a) Stockholder has the legal capacity, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder has been duly authorized by all requisite corporate action and does not violate Stockholder's charter, bylaws or any other instrument or agreement or any law, regulation or order applicable to Stockholder or its assets, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by
         Stockholder   and   constitutes  a  valid  and  binding   agreement  of
         Stockholder, enforceable against Stockholder in accordance with its terms.

                           (b) (i) the Stockholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares,
         (ii) the Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares and (iii) the Stockholder has the sole right to vote, the sole power of disposition with respect to, and the sole power to demand appraisal rights with respect to, the Subject Shares, and none of the Subject Shares is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting or disposition of such Subject Shares, except as contemplated by this Agreement.

                           (c) The Subject Shares and the certificates representing such Shares are now held by Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests or other encumbrances.

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               5.  Representations  and Warranties of Parent.  Parent represents and warrants to Stockholder as follows:

                           (a) Parent has the legal capacity, power and authority to enter into and perform all of Parents's obligations under this Agreement. The execution, delivery and performance of this Agreement by Parent has been duly authorized by all requisite corporate action and does not violate Parent's charter, bylaws or any other instrument or agreement or any law, regulation or order applicable to Parent or its assets. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms.

                           (b) Parent has the legal capacity, power and authority to enter into and perform all of Parents's obligations under the Registration Rights Agreement. The execution, delivery and performance of the Registration Rights Agreement by Parent has been duly authorized by all requisite corporate action and does not violate Parent's charter, bylaws or any other instrument or agreement or any law, regulation or order applicable to Parent or its assets. Upon the due and valid execution and delivery of the Registration Rights Agreement by the parties thereto, the Registration Rights Agreement shall constitute a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms.

                  6. Termination. This Agreement shall terminate as follows:

                           (a) By Stockholder. The obligations of the Stockholder hereunder shall terminate upon the earlier of (i) the Effective Time or (ii) the termination of the Reorganization Agreement pursuant to Section 8.1 thereof.

                           (b) By Parent. The obligations of Parent hereunder shall terminate in the event of the termination of the Reorganization Agreement pursuant to Section 8.1.

                  7. Further Assurances. Stockholder and Parent will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, proxies, documents and other instruments as the other may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                  8. Successors, Assigns and Transferees Bound. This Agreement shall be binding upon the successors, assigns and transferees of the parties hereto, and the parties hereto shall take any and all actions necessary to obtain the written confirmation from any such successor, assignee or transferee that it is bound by the

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terms hereof.

                  9. Remedies. Each party hereto acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach would cause the other party irreparable harm. Accordingly, each party agrees that in the event of any breach or threatened breach of this Agreement, the other party, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

                  10. Submission to Jurisdiction. Each party hereto hereby irrevocably submits in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby or thereby to the exclusive jurisdiction of the United States District Court for the District of Delaware and the jurisdiction of the courts of the State of Delaware and waive any and all objections to jurisdiction that they may have under the laws of the State of Delaware or the United States and any claim or objection that any such court is an inconvenient forum.

                  11. Severability. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement in such jurisdiction, or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  12. Amendment. This Agreement may be amended only by means of a written instrument executed and delivered by each of the Stockholder and Parent.

                  13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN
UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

                  14. Counterparts. For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) or telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


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                  (a)  if to Parent, to

                           VoiceStream Wireless Corporation
                           3650 131st Avenue SE, Suite 400
                           Bellevue, WA  98006
                           Attn:  General Counsel
                           Telecopy No.:   425-586-8080

         with a copy to:

                           Preston Gates, & Ellis LLP
                           5000 Columbia Center
                           701 Fifth Avenue
                           Seattle, WA  98104
                           Attn:  Richard B. Dodd, Esq.
                           Telecopy No:    206-623-7022

         (b)  if to the Stockholder, to:

                           Telephone and Data Systems, Inc.
                           30 North LaSalle, Suite 4000
                           Chicago, Illinois  60602
                           Attn:  Chairman
                           Telecopy No.:  312-853-9299

                  with a copy to:

                           Sidley & Austin
                           One First National Plaza
                           Chicago, Illinois  60603
                           Attention: Michael G. Hron, Esq.
                           Facsimile No.:  312-853-7036

                                   * * * * * *

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                  IN WITNESS WHEREOF,  the parties have signed this Agreement as of the date noted above.



                                               TELEPHONE AND DATA SYSTEMS, INC.


                                               By:  /s/  LeRoy T.  Carlson,  Jr.
                                                   -----------------------------
                                               Name:   LeRoy  T.  Carlson,   Jr.
                                               Title: President




                                               VOICESTREAM WIRELESS CORPORATION


                                               By: /s/ Cregg B. Baumbaugh
                                                  -----------------------------
                                               Name:   Cregg   B.    Baumbaugh
                                               Title:  Executive Vice President
                                               Strategy, Finance and Development



                                               VOICESTREAM    WIRELESS   HOLDING
                                               CORPORATION


                                               By: /s/ Cregg B. Baumbaugh
                                                  ----------------------------
                                               Name: Cregg B. Baumbaugh
                                               Title: Executive Vice President -
                                               Strategy, Finance and Development









                     SIGNATURE PAGE TO STOCKHOLDER AGREEMENT

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